Shareholders' Equity	12 Months Ended
Dec. 31, 2012
Stockholders' Equity [Abstract]
Shareholders' Equity

13.  Shareholders’ Equity

Shareholders’ equity increased $4.0 million to $77.5 million at December 31, 2012 compared to $73.6 million at December 31, 2011, due to net income of $4.2 million, $528 thousand from the issuance of common stock under employee benefit plans, $186 thousand appreciation in the net unrealized gains on available for sale securities, and $26 thousand appreciation in net unrealized gains on cash flow hedge derivatives, partially offset by $1.0 million in dividends accrued on preferred stock.  The issuance of common stock under employee benefit plans includes nonqualified stock options and restricted stock expense related entries, employee option exercises and the tax benefit of options exercised.

During the first quarter of 2011, the Company retired approximately 425 thousand shares of Treasury Stock.  The associated $4.2 million was allocated between common stock and retained earnings.

Preferred Stock

On October 3, 2008, Congress passed the Emergency Economic Stabilization Act of 2008 (“EESA”), which provided the U.S. Secretary of the Treasury with broad authority to implement certain actions to help restore stability and liquidity to the U.S. markets. One of the programs resulting from the EESA was the Treasury’s Capital Purchase Program (“CPP”) which provided direct equity investment of perpetual preferred stock by the U.S. Treasury in qualified financial institutions.  This program was voluntary and requires an institution to comply with several restrictions and provisions, including limits on executive compensation, stock redemptions, and declaration of dividends.  The perpetual preferred stock has a dividend rate of 5 percent per year until the fifth anniversary of the Treasury investment and a dividend of 9 percent thereafter.  The Company received an investment in perpetual preferred stock of $20.6 million on December 5, 2008.  These proceeds were allocated between the preferred stock and warrants based on relative fair value in accordance with FASB ASC Topic 470, “Debt.”  The allocation of proceeds resulted in a discount on the preferred stock that is being accreted over five years.  The Company issued 764,778 common stock warrants to the U.S. Treasury and $2.6 million of the proceeds were allocated to the warrants.  The warrants are accounted for as equity securities and have a contractual life of ten years and an exercise price of $4.05.

As part of the CPP, the Company’s future ability to pay cash dividends is limited for so long as the Treasury holds the preferred stock.  As so limited the Company may not increase its quarterly cash dividend above $0.05 per share, the quarterly rate in effect at the time the CPP program was announced, without the prior approval of the Treasury.  The Company did not declare or pay any dividends during 2012 or 2011.  The Company is currently preserving capital and may resume paying dividends when earnings and credit quality improve.

Repurchase Plan

The Company has suspended its share repurchase program, as required by the CPP.  On October 21, 2002, the Company authorized the repurchase of up to 10 percent of its outstanding common stock.  The amount and timing of purchases is dependent upon a number of factors, including the price and availability of the Company’s shares, general market conditions and competing alternate uses of funds.  As of December 31, 2012, the Company had repurchased a total of 556 thousand shares, of which 131 thousand shares have been retired, leaving 153 thousand shares remaining to be repurchased under the plan when and if it is reinstated.  There were no shares repurchased during 2012 or 2011.